                                                                   EXHIBIT 99.35

 Debtor: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER:  01-10975(EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001

 In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


 /s/ Nicholas J. Davison
 ---------------------------------
 Nicholas J. Davison
 Senior Vice President

/s/ Randall L. Talcott
----------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.             CASE NUMBER: 01-10975 (EIK)

                            Monthly Operating Report
                             As of November 30, 2001
                                       And
                         For the Period October 23, 2001
                            Through November 30, 2001


                                    CONTENTS

 Attachment 1             Summary of Bank and Investment Accounts

 Attachment 2             Schedule of Receipts and Disbursements

 Attachment 3             Bank and Investment Account Statements

 Attachment 4             Income Statement

 Attachment 5             Balance Sheet

 Attachment 6             Summary of Due To/Due From Intercompany Accounts

 Attachment 7             Accounts Receivable Aging

 Attachment 8             Accounts Payable Detail

 Attachment 9             Notes to November Monthly Operating Report

20-Jan-02                              Summary Of Bank And Investment Accounts                     Attachment 1
10:05 AM                                  Great Hawaiian Cruise Line. Inc.
                                               Case No: 01-10975 (EIK)                             Unaudited
SUMMARY                              For Period Of 23 October - 30 November, 2001
GREAT HAWAIIAN CRUISE LINE, INC.

                                                   Balances
                                      --------------------------------    Receipts &        Bank
                                          Opening          Closing        Disbursements     Statements        Account
 Account                              As Of 10/23/01    As Of 11/30/01    Included          Included          Reconciled
 -------                              --------------    --------------    -------------     ----------        ----------
 No Bank Or Investment                       NA              NA             NA                NA                NA
 Accounts

20-Jan-02                                  Receipts & Disbursements                          Attachment 2
12:27 PM                               Great Hawaiian Cruise Line, Inc.
Summary                                     Case No: 01-10975 (EIK)
Great Hawaiian Cruise Line       For Period Of 23 October - 30 November, 2001
Attach 2&3


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

20-Jan-02                     Concentration & Investment Account Statements               Attachment 3
12:44 PM                            Great Hawaiian Cruise Line, Inc.
Summary                                  Case No: 01-10975 (EIK)
Great Hawaiian Cruise Line    For Period Of 23 October - 30 November, 2001
Attach 2&3


          No Statements Due To No Concentration Or Investment Accounts

                            AMCV US SET OF BOOKS        Date: 21-JAN-02 18:30:22
                              INCOME STATEMENT                           Page: 1
                             Current Period: NOV-01
currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                       PTD-Actual
                                         NOV-01
                                       ----------
Revenue
  Gross Revenue                              0.00
  Allowances                                 0.00
                                       ----------
  Net Revenue                                0.00

Operating Expenses
  Air                                        0.00
  Hotel                                      0.00
  Commissions                                0.00
  Onboard Expenses                           0.00
  Passenger Expenses                         0.00
  Vessel Expenses                            0.00
  Layup/Drydock Expense                      0.00
  Vessel Insurance                           0.00
                                       ----------
  Total Operating Expenses                   0.00
                                       ----------
  Gross Profit                               0.00
SG&A Expenses
  Sales & Marketing                          0.00
  Pre-Opening Costs                          0.00
                                       ----------
Total SG&A Expenses                          0.00
                                       ----------

   EBITDA
                                             0.00
   Depreciation                              0.00
                                       ----------
   Operating Income                          0.00
   Other Expense/(Income)
   Interest Income                           0.00
   Interest Expense                          0.00
   Equity in Earnings for Sub          769,216.96
                                       ----------
   Total Other Expense/(Income)       (769,216.96)
                                       ----------
   Net Pretax Income/(Loss)            769,216.96
                                       ----------
   Income Tax Expense                  (13,472.25)
                                       ----------
   Net Income/(Loss)                   782,689.21
                                       ----------


                                                                    Attachment 4
currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                              AMCV US SET OF BOOKS      Date: 21-JAN-02 15:10:55
                                  BALANCE SHEET                          Page: 1
                             Current Period: NOV-01


                                        YTD-Actual            YTD-Actual
                                        NOV-01                OCT-01
                                        -------------         -------------
ASSETS
  Cash and Equivalent                            0.00                  0.00
  Restricted Cash                                0.00                  0.00
  Marketable Securities                          0.00                  0.00
  Accounts Receivable                            0.00                  0.00
  Inventories                                    0.00                  0.00
  Prepaid Expenses                               0.00                  0.00
  Other Current Assets                           0.00                  0.00
                                        -------------         -------------
        Total Current Assets                     0.00                  0.00
  Fixed Assets                                   0.00                  0.00
  Accumulated Depreciation                       0.00                  0.00
                                        -------------         -------------
        Net Fixed Assets                         0.00                  0.00
  Net Goodwill                                   0.00                  0.00
  Intercompany Due To/From              (24,594,729.45)       (24,608,201.70)
  Net Deferred Financing Fees                    0.00                  0.00
  Net Investment in Subsidiaries        42,301,325.14         41,532,108.18
  Other Non Current Assets                       0.00                  0.00
                                        -------------         -------------
        Total Other Assets              17,706,595.69         16,923,906.48
                                        -------------         -------------
        Total Assets                    17,706,595.69         16,923,906.48
                                        -------------         -------------


                                                                    Attachment 5

                              AMCV US SET OF BOOKS      Date: 21-JAN-02 15:10:55
                                  BALANCE SHEET                          Page: 2
                             Current Period: NOV-01

 currency USD
 Company-50(GREAT HAWAII CRUISE LN)


                                           YTD-Actual                    YTD-Actual
                                           NOV-01                        OCT-01
                                           -------------                 -------------
LIABILITIES

  Accounts Payable                                  0.00                          0.00
  Accrued Liabilities                               0.00                          0.00
  Deposits                                          0.00                          0.00
                                           -------------                 -------------
      Total Current Liabilities                     0.00                          0.00

  Long Term Debt                                    0.00                          0.00

  Other Long Term Liabilities              (1,816,230.95)(Note 1)        (1,816,230.95)
                                           -------------                 -------------

      Total Liabilities                    (1,816,230.95)                (1,816,230.95)

OTHER
  Liabilities Subject to Compromise                 0.00                          0.00
      Total Other                                   0.00                          0.00

OWNER'S EQUITY
  Common Stock                                  8,440.25                      8,440.25
  Add'1 Paid In Capital                    76,531,536.87                 76,531,536.87
  Current Net Income (Loss)                (10,994,645.71)               (11,777,334.92)
  Retained Earnings                        (46,022,504.77)               (46,022,504.77)
                                           -------------                 -------------
      Total Owner's Equity                 19,522,826.64                 18,740,137.43
                                           -------------                 -------------
      Total Liabilities & Other &          17,706,595.69                 16,923,906.48
                                           -------------                 -------------

                   Great Hawaiian Cruise Line, Inc. 01-10975
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001


                                                            BEGINNING                                            ENDING
 AFFILIATE NAME                           CASE NUMBER        BALANCE           DEBITS          CREDITS           BALANCE
American Classic Voyages Co.               01-10954      (3,585,960.47)              --          --           (3,585,960.47)
AMCV Cruise Operations Inc,                01-10967         (28,812.26)       13,472.25          --              (15,340.01)
The Delta Queen Steamboat Co.              01-10970           1,286.35               --          --                1,286.35
Oceanic Ship Co,                                N/A          (1,803.12)              --          --               (1,803.12)
Great Hawaiian Properties Corporation      01-10971       3,667,617.75               --          --            3,667,617.75
American Hawaiian Properties Corporation   01-10976             743.26               --          --                  743.26
Great Independence Ship Co.                01-10969     (24,661,273.21)              --          --          (24 661,273 21)
                                                        --------------        ---------        ----          --------------
                                                        (24,608,201.70)       13,472.25          --          (24,594,729.45)
                                                        ==============        =========        ====          ==============



                                                                    Attachment 6

                         Great Hawaiian Cruise Line, Inc.





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001



                                  Attachment 7


                                 Not Applicable

                         Great Hawaiian Cruise Line, Inc.





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001


                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.             CASE NUMBER: 01-10975 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.